UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

|_|   Preliminary Information Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
|X|   Definitive Information Statement

                                TELECONNECT INC.
--------------------------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      1.    Title of each class of securities to which transaction applies:

      2.    Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4.    Proposed maximum aggregate value of transaction:

      5.    Total fee paid:

|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount Previously Paid:
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      4.    Date Filed:

                                Teleconnect Inc.
                         Parque Tecnologico de Andalucia
                         Edif. Estepona Business Park 2
                           C/ Severo Ochoa, No. 16-20
                                 1a, Campanillas
                               Malaga 28590, Spain

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
      OF THE SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY

Dear Shareholder:

      The enclosed information statement is being furnished to shareholders of record on June 1, 2006 of Teleconnect Inc. (the "Company"), a Florida corporation, in connection with the following action taken by written consent by the holders of a majority of the outstanding shares of our Common Stock entitled to vote on the following proposal:

To approve and adopt the 2006 Stock Option, SAR and Stock Bonus Plan of the Company.

SHAREHOLDERS OF RECORD OF THE COMPANY AT THE CLOSE OF BUSINESS ON JUNE 1, 2006 SHALL BE ENTITLED TO RECEIPT OF THIS INFORMATION STATEMENT.


                            BY ORDER OF THE BOARD OF DIRECTORS,


June 2, 2006                /s/ Gustavo Gomez
                            ----------------------------------------------------
                            Gustavo Gomez, Chief Executive Officer and President

                                Teleconnect Inc.
                         Parque Tecnologico de Andalucia
                         Edif. Estepona Business Park 2
                           C/ Severo Ochoa, No. 16-20
                                 1a, Campanillas
                               Malaga 28590, Spain

                INFORMATION STATEMENT AND NOTICE TO SHAREHOLDERS

      The Board of Directors of Teleconnect Inc., a Florida corporation (the "Company"), is furnishing this Information Statement and Notice to Shareholders in connection with a majority action of shareholders of the Company.

      The action approved by holders of a majority of outstanding shares of Common Stock of the Company was the approval of the Company's 2006 Stock Option, SAR and Stock Bonus Plan (the "Plan").

      The above matter has been approved by holders of approximately 65.8% of the outstanding shares of the common stock of the Company in accordance with the Florida Business Corporation Act. However under federal law, this proposal will not become effective until 20 days after this Information Statement and Notice to Shareholders has first been mailed to shareholders of the Company.

      We are Not Asking You for a Proxy and You are Requested Not to Send Us a Proxy.

      This Information Statement is first being mailed to shareholders of the Company on June 2, 2006.

June 2, 2006

TABLE OF CONTENTS
                                                                        Page No.

QUESTIONS AND ANSWERS................................................... 2

VOTING SECURITIES....................................................... 2

GENERAL INFORMATION..................................................... 2
  Approval of the Company's 2006 Stock Option, SAR and Stock Bonus Plan. 2
  Notice................................................................ 2
  Dissenters' Rights of Appraisal....................................... 3
  Expenses of Information Statement..................................... 3

APPROVAL OF THE 2006 STOCK OPTION, SAR AND STOCK BONUS PLAN............. 3

AVAILABLE INFORMATION................................................... 5

                              QUESTIONS AND ANSWERS

Q:    What am I being asked to approve?

A: You are not being asked to approve anything. This Information Statement is being provided to you solely for your information. Shareholders holding a majority of the outstanding voting common stock of the Company have already agreed to approve the Company's 2006 Stock Option, SAR and Stock Bonus Plan (the "Plan").

Q: Why have the Board of Directors and a majority of the shareholders agreed to approve this action?

A: The action necessary to approve the Plan has been approved by the Board of Directors and the majority stockholders of the Company in order to attract and retain qualified persons to serve as directors, officers, employees and consultants for the Company.

Q: Will the directors, officers and employees of the Company receive stock options, stock appreciation rights, and stock bonuses of the common stock of the Company?

A: Yes. The Plan is designed primarily for the purpose of awarding stock options, SAR's and stock bonuses of the Company's common stock to its directors, officers and employees, of up to 20,000,000 shares of the common stock of the Company as authorized by the terms of the Plan.

Q:    Who will administer the Plan?

A: The Plan will be administered by a Plan Committee appointed by the Board of Directors. The sole member of the Plan Committee is Gustavo Gomez, a director and the Chief Executive Officer and President of the Company. Mr. Gomez is an eligible participant in the Plan, and he is expected to be awarded shares of common stock as stock bonuses.

                                VOTING SECURITIES

      Our Articles of Incorporation authorize the issuance of 500,000,000 shares of Common Stock, $0.001 par value per share, of which 139,080,383 shares were issued and outstanding as of June 1, 2006.

      Each outstanding share is entitled to one vote. Only shareholders of record at the close of business on the Record Date are entitled to notice. The shares are fully paid, non-assessable, without pre-emptive rights, and do not carry cumulative voting rights. Holders of Common Stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of Common Stock are entitled to share ratably in dividends, if any, as may be declared by the Company from time-to-time, from funds legally available. In the event of a liquidation, dissolution, or winding up of the Company, the holders of shares of Common Stock are entitled to share on a pro-rata basis all assets remaining after payment in full of all liabilities.

      Section 607.0704 of the Florida Business Corporation Act permits stockholders to approve certain actions by written consent without the necessity of a shareholders meeting. Certain shareholders, including officers and directors, owning approximately 65.8% of the outstanding shares, have previously approved, by written consent, the action described in this Information Statement. Section 607.0704 of the Florida Business Corporation Act requires that notice of such shareholder action be provided to shareholders who did not execute such written consent which is hereby given to them.

                               GENERAL INFORMATION

Approval of the Company's 2006 Stock Option, SAR and Stock Bonus Plan

      Approval of the Company's 2006 Stock Option, SAR and Stock Bonus Plan is intended to provide incentive compensation to directors, officers, employees and consultants to the Company, and requires the affirmative consent of at least a majority of the outstanding shares of Common Stock. Shareholders holding a total of 91,478,730 shares of Common Stock, representing approximately 65.8% of the outstanding shares of Common Stock, have already given such consent.

Notice

      The close of business June 1, 2006, has been fixed as the date for the determination of shareholders entitled to receive this Information Statement.

Dissenters' Rights of Appraisal

      Florida corporate law does not provide any dissenters' rights with respect to the matter contemplated in this Information Statement. Therefore, no dissenter's rights of appraisal will be given in connection with this action.

Expenses of Information Statement

      The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of the Common Stock held of record by such persons and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.

           APPROVAL OF THE 2006 STOCK OPTION, SAR AND STOCK BONUS PLAN

      The Company's board of directors has adopted a 2006 Stock Option, SAR and Stock Bonus Plan (the "Plan"). Shareholders who hold approximately 65.8% of the outstanding stock of the Company have already approved the Plan. The Plan designates a Stock Option Committee appointed by the Board of Directors and authorizes the Stock Option Committee to grant or award to eligible participants of the Company and its subsidiaries, stock options, stock appreciation rights and bonus stock awards for up to 20,000,000 shares of the Common Stock of the Company. The initial member of the Plan Committee is Gustavo Gomez, the Chief Executive Officer and President of the Company. There are no awards presently outstanding under the Plan.

      The following is a general description of certain features of the Plan:

      1. Eligibility. Officers, employees and consultants of the Company and its subsidiaries who are responsible for the management, growth and profitability of the business of the Company, are eligible to be granted stock options, stock appreciation rights, and restricted or deferred stock awards under the Plan.

      2. Administration. The Plan will be administered by the Plan Committee (the "Committee") of the Company. The Committee has full power to select, from among the persons eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participants and to determine the specific terms of each grant, subject to the provisions of the Plan.

      3. Stock Options. The Plan permits the granting of non-transferable stock options that are intended to qualify as incentive stock options ("ISO's") under section 422 of the Internal Revenue Code of 1986, and stock options that do not so qualify ("Non-Qualified Stock Options"). The option exercise price for each share covered by an option shall be determined by the Committee but shall not be less than 100% of the fair market value of a share on the date of grant for ISO's, and not less than 85% of the fair market value of a share on the date of grant for Non-Qualified Stock Options. The term of each option will be fixed by the Committee, but may not exceed December 31, 2010.

      4. Stock Appreciation Rights. Non-transferable stock appreciation rights ("SAR's") may be granted in conjunction with options, entitling the holder upon exercise to receive an amount in any combination of cash or unrestricted common stock of the Company (as determined by the Committee), not greater in value than the increase since the date of grant in the value of the shares covered by such right. Each SAR will terminate upon the termination of the related option.

      5. Restricted Stock. Restricted shares of Common Stock may be awarded by the Committee subject to such conditions and restrictions as they may determine. The Committee shall also determine whether a recipient of restricted shares will pay a purchase price per share or will receive such restricted shares without, any payment in cash or property. No restricted stock award may provide for restrictions beyond December 31, 2010.

      6. Bonus Stock. The Committee may award shares of Common Stock to eligible persons, without any payment for such shares and without any specified performance goals. The Employees eligible for bonus stock awards are senior officers and consultants of the Company and such other employees designated by the Committee.

      7. Transfer Restrictions. Grants under the Plan are not transferable except, in the event of death, by will or by the laws of descent and distribution.

      8. Termination of Benefits. In certain circumstances such as death, disability, and termination without cause, beneficiaries in the Plan may exercise Options, SAR's and receive the benefits of restricted stock grants following their termination or their employment or tenure as a director as the case may be.

      9. Amendment of the Plan. The Plan may be amended from time to time by majority vote of the Board of Directors, provided such amendment may not affect outstanding options without the consent of an option holder nor may the Plan be amended to increase the number of shares of Common Stock subject to the Plan without stockholder approval.

      Shareholders should note that certain disadvantages may result from the adoption of the Plan. Pursuant to the Plan, the Company is reserving the right to issue up to 20,000,000 shares of new Common Stock. Such issuances may be in the form of stock options, stock appreciation rights, restrictive stock awards, performance stock or bonus stock. Each of these issuances may be made at prices below the then current market price of the Company's Common Stock, or at the time of exercise the exercise price may be below current market prices of the Company's Common Stock. Accordingly, the sale of these shares may adversely affect the market price of our Common Stock. The issuance of shares upon the exercise of stock options may also result in substantial dilution to the interests of other stockholders. Additionally, the issuance of shares under the Plan will result in the reduction of a shareholder's interest of the Company with respect to earnings per share, voting, liquidation and book value per share.

Federal Income Tax Consequences

      The following discussion summarizes U.S. federal tax treatment of options granted under the Plan under federal tax laws currently in effect. The rules governing the tax treatment of options are quite technical and the following discussion is necessarily general in nature and does not purport to be complete. The statutory provisions and interpretations described below are, of course, subject to change, and their application may vary in individual circumstances. Optionees are encouraged to seek professional tax advice when exercising Awards under the Plan.

      Non-Qualified Stock Options. If an optionee is granted options under the Plan that constitute non-qualified stock options, the optionee will not have taxable income on the grant of the option, nor will the Company be entitled to any deduction. Generally, on exercise of non-qualified stock options, an optionee will recognize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. The holder's basis for the Common Stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the common stock on the date the optionee exercises the stock option. Any subsequent gain or loss will be generally taxable as capital gains or losses.

      Incentive Stock Options. There is no taxable income to an optionee when he is granted an option under the Plan that constitutes an ISO or when that option is exercised. However, the amount by which the fair market value of the common stock at the time of exercise exceeds the exercise price will be an "item of tax preference" for the optionee. Gain realized by the optionee on the sale of an ISO is taxable at capital gains rates, and no tax deduction is available to the Company, unless the optionee disposes of the common stock within (a) two years after the date of grant of the ISO or (b) within one year of the date the common stock was transferred to the optionee. If the shares of common stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the exercise price and the fair market value of the common stock on the date of the option's exercise will be taxed at ordinary income rates, and the Company will be entitled to a deduction to the extent the optionee must recognize ordinary income. An ISO exercised more than three months after an optionee retires, other than by reason of death or disability, will be taxed as a non-qualified stock option, and the optionee will have been deemed to have received income on the exercise taxable at ordinary income rates. The Company will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

      SARs. No taxable income is realized on the receipt of an SAR, but on exercise of the SAR the fair market value of the common stock (or cash in lieu of common stock) received must be treated as compensation taxable as ordinary income to the optionee in the year of the exercise. The Company will be entitled to a deduction for compensation paid in the same amount which the optionee realized as ordinary income.

      Stock Awards. The taxation of stock awards will depend in part on the type of stock award that is granted. However, if an employee has been granted a restricted stock unit, he will generally not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. Instead, the employee will generally recognize ordinary income at the time a restricted stock unit becomes vested (that is, when the Committee approves the release of the restricted stock unit) in an amount equal to the fair market value of the common stock that becomes vested pursuant to such restricted stock unit (plus the amount of any dividend equivalents awarded with respect to the restricted stock unit and interest thereon), and the Company will be entitled to a corresponding deduction.

      The foregoing is only a summary of certain federal income tax consequences under the Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of a participant's death or the income tax laws of any municipality, state or foreign country in which the participant's income or gain may be taxable.

      The foregoing is only a summary of the Plan and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Exhibit A.

                              AVAILABLE INFORMATION

      The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, files reports and other information with the Commission. The Registration Statement and such reports and other information may be inspected without charge at the Public Reference Room maintained by the U.S. Securities and Exchange Commission (the "Commission") at 100 F Street, NE, Washington, D.C. 20549. Copies of such material may be obtained from the Public Reference Room of the Commission at 100 F Street, NE, Washington D.C. 20549, at prescribed rates. Information on the operation of the Public Reference Room is available by calling the Commission at (202) 551-8090. In addition, the Commission maintains an Internet site where the Registration Statement and other information filed with the Commission may be retrieved, and the address of such site is http://www.sec.gov. Statements made in this Information Statement concerning the contents of any document referred to herein are not necessarily complete.


                        By Order of the Board of Directors of

                        Teleconnect Inc.


June 2, 2006            By: /s/ Gustavo Gomez
                            ----------------------------------------------------
                            Gustavo Gomez, Chief Executive Officer and President

                                                                       Exhibit A

                                Teleconnect Inc.
                   2006 Stock Option, SAR and Stock Bonus Plan


                                    ARTICLE 1

                               General Provisions

1.1 Purpose. The purpose of the Teleconnect Inc. 2006 Stock Option, SAR and Stock Bonus Plan (the "Plan") shall be to attract, retain and motivate directors, officers, employees and independent consultants (the "Participants") of Teleconnect Inc. (the "Company") and its subsidiaries, if any, by way of granting (i) non-qualified stock options ("Stock Options"), (ii) non-qualified stock options with stock appreciation rights attached ("Stock Option SARs"),
(iii) incentive stock options ("ISO Options"), (iv) ISO Options with stock appreciation rights attached ("ISO Option SARs"), and (v) stock bonuses. For the purpose of this Plan, Stock Option SARs and ISO Option SARs are sometimes collectively herein called "SARs;" and Stock Options and ISO Options are sometimes collectively herein called "Options." The ISO Options to be granted under the Plan are intended to be qualified pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); and the Stock Options to be granted are intended to be "non-qualified stock options" as described in Sections 83 and 421 of the Code. Furthermore, under the Plan, the terms "parent" and "subsidiary" shall have the same meaning as set forth in Subsections (e) and
(f) of Section 425 of the Code unless the context herein clearly indicates to the contrary.

1.2 General. The terms and provisions of this Article I shall be applicable to Stock Options, SARs and ISO Options unless the context herein clearly indicates to the contrary.

1.3 Administration of the Plan. The Plan shall be administered by the Stock Plan Committee (the "Committee") appointed by the Board of Directors (the "Board") of the Company and consisting of at least one (1) member from the Board. The initial member of the Stock Option Committee shall be Gustavo Gomez. The member(s) of the Committee shall serve at the pleasure of the Board. The
Committee shall have the power where consistent with the general purpose and intent of the Plan to (i) modify the requirements of the Plan to conform with the law or to meet special circumstances not anticipated or covered in the Plan,
(ii) suspend or discontinue the Plan, (iii) establish policies and (iv) adopt rules and regulations and prescribe forms for carrying out the purposes and provisions of the Plan including the form of any "stock option agreements" ("Stock Option Agreements"). Unless otherwise provided in the Plan, the Committee shall have the authority to interpret and construe the Plan, and determine all questions arising under the Plan and any agreement made pursuant to the Plan. Any interpretation, decision or determination made by the Committee shall be final, binding and conclusive. A majority of the Committee shall constitute a quorum, and an act of the majority of the members present at any meeting at which a quorum is present shall be the act of the Committee.

1.4 Shares Subject to the Plan. Shares of stock ("Stock") covered by Stock Options, SARs, ISO Options and stock bonuses shall consist of 20,000,000 shares of the Common Stock, $.001 par value, of the Company. Either authorized and unissued shares or treasury shares may be delivered pursuant to the Plan. If any Option for shares of Stock, granted to a Participant lapses, or is otherwise terminated, the Committee may grant Stock Options, SARs, ISO Options and stock bonuses for such shares of Stock to other Participants. However, neither Stock Options, SARs nor ISO Options shall be granted again for shares of Stock which have been subject to SARs which are surrendered in exchange for cash or shares of Stock issued pursuant to the exercise of SARs as provided in Article II hereof.

1.5 Participation in the Plan. The Committee shall determine from time to time those Participants who are to be granted Stock Options, SARs, ISO Options and stock bonuses and the number of shares of Stock covered thereby. Directors who are not employees of the Company or of a subsidiary shall not be eligible to participate in the in ISO Options or ISO in Option SARs. During any period that the Committee is comprised of less than three Directors, each of whom is a Disinterested Director, the maximum number of shares of Stock for which employee-directors may be granted options in any calendar year shall not exceed 10 percent (10%) of the aggregate number of shares of Stock with respect to which Options may be granted under the Plan.

1.6 Determination of Fair Market Value. As used in the Plan, "fair market value" shall mean on any particular day (i) if the Stock is listed or admitted for trading on any national securities exchange or the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System, the last sale price, or if no sale occurred, the mean between the closing high bid and low asked quotations, for such day of the Stock on the principal securities exchange on which shares of Stock are listed, (ii) if Stock is not traded on any national securities exchange but is quoted on the National Association of Securities Dealers, Inc., Automated Quotation System, or any similar system of automated dissemination of quotations or securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Stock on such system, (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for shares of the Stock on at least five (5) of the ten (10) preceding days, (iv) in lieu of the above, if actual transactions in the shares of Stock are reported on a consolidated transaction reporting system, the last sale price of the shares of Stock on such system or,
(v) if none of the conditions set forth above is met, the fair market value of shares of Stock as determined by the Board. Provided, for purposes of determining "fair market value" of the Common Stock of the Company, such value shall be determined without regard to any restriction other than a restriction which will never lapse.

1.7 Adjustments Upon Changes in Capitalization. The aggregate number of shares of Stock under Stock Options and ISO Options granted under the Plan, the Option Price and the ISO Price and the total number of shares of Stock which may be purchased by a Participant on exercise of a Stock Option and an ISO Option shall be approximately adjusted by the Committee to reflect any recapitalization, stock split, merger, consolidation, reorganization, combination, liquidation, stock dividend or similar transaction involving the Company except that a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving or the resulting corporation, shall cause the Plan and any Stock Option, SAR or ISO Option granted thereunder, to terminate upon the effective date of such dissolution, liquidation, merger or consolidation. Provided, that for the purposes of this Section 1.7, if any merger, consolidation or combination occurs in which the Company is not the surviving corporation and is the result of a mere change in the identity, form or place of organization of the Company accomplished in accordance with Section 368(a)(1)(F) of the Code, then, such event will not cause a termination. Appropriate adjustment may also be made by the Committee in the terms of a SAR to reflect any of the foregoing changes.

1.8 Amendment and Termination of the Plan. The Plan shall terminate at midnight, December 31, 2008, but prior thereto may be altered, changed, modified, amended or terminated by written amendment approved by the Board. Provided, that no action of the Board may, without the approval of the shareholders, increase the aggregate number of shares of Stock which may be purchased under Stock Options, SARs or ISO Options or stock bonuses granted under the Plan; withdraw the administration of the Plan from the Committee; amend or alter the Option Price or ISO Price, as applicable; change the manner of computing the spread upon the exercise of a SAR or amend the Plan in any manner which would impair the applicability of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, to the Plan. Except as provided in this Article I, no amendment, modification or termination of the Plan shall in any manner adversely affect any Stock Option, SAR or ISO Option theretofore granted under the Plan without the consent of the affected Participant.

1.9 Effective Date. The Plan shall be effective March 30, 2006, subject to approval by the holders of a majority of the Common Stock of the Company entitled to vote at a meeting called for such purpose. The Plan will terminate at midnight on December 31, 2008.

1.10 Securities Law Requirements. The Company shall have no obligation or liability to issue any Stock hereunder unless the issuance of such shares would comply with any applicable federal or state securities laws or any other applicable law or regulations thereunder, including but not limited to the effectiveness of a Form S-8 registration statement filed with the U.S Securities Exchange Commission.

1.11 Separate Certificates. Separate certificates representing the Common Stock of the Company to be delivered to a Participant upon the exercise of any Stock Option, SAR, or ISO Option will be issued to such Participant.

1.12     Payment for Stock; Receipt of Stock or Cash in Lieu of Payment.

      (a) Payment for Stock. Payment for shares of Stock purchased under this Plan shall be made in full and in cash or check made payable to the Company. Provided, payment for shares of Stock purchased under this Plan may also be made in Common Stock of the Company or a combination of cash and Common Stock of the Company in the event that the purchase of shares is pursuant to the exercise of rights under an SAR attached to the Option and which is exercisable on the date of exercise of the Option. In the event that Common Stock of the Company is utilized in consideration for the purchase of Stock upon the exercise of a Stock Option or an ISO Option, then, such Common Stock shall be valued at the "fair market value" as defined in Section 1.6 of the Plan.

      (b) In the alternative, the Committee is authorized to agree to accept an assignment of the proceeds from the sale of the Common Stock to be issued to a Participant for the payment of the option price, if daily executed by a Participant so notarized in sub form deemed necessary and appropriate by the Company in its sole discription and acknowledged by the broker-dealer retained by the Participant for a resale of the Common Stock of The Company.

      (c) Receipt of Stock or Cash in Lieu of Payment. Furthermore, a Participant may exercise an Option without payment of the Option Price or ISO Price in the event that the exercise is pursuant to rights under an SAR attached to the Option and which is exercisable on the date of exercise of the Option. In the event an Option with an SAR attached is exercised without payment of the Option Price or ISO Price, the Participant shall be entitled to receive either
(i) a cash payment from the Company equal to the excess of the total fair market value of the shares of Stock on such date as determined with respect to which the Option is being exercised over the total cash Option Price or ISO Price of such shares of Stock as set forth in the Option or (ii) that number of whole shares of Stock as is determined by dividing (A) an amount equal to the fair market value per share of Stock on the date of exercise into (B) an amount equal to the excess of the total fair market value of the shares of Stock on such date with respect to which the Option is being exercised over the total cash Option Price or ISO Price of such shares of Stock as set forth in the Option, and fractional shares will be rounded to the next lowest number and the Participant will receive cash in lieu thereof.

1.13 Incurrence of Disability and Retirement. A Participant shall be deemed to have terminated employment or consulting and incurred a disability ("Disability") if such Participant suffers a physical or mental condition which, in the judgment of the Committee, totally and permanently prevents a Participant from engaging in any substantial gainful employment or consulting with the Company or a subsidiary. A Participant shall be deemed to have terminated employment as an employee or a consultant due to retirement ("Retirement") if such Participant ceases to be an employee or a consultant of the Company or its subsidiary, without cause, after attaining the age of 65.

1.14 Stock Options and ISO Options Granted Separately. Since the Committee is authorized to grant Stock Options, SARs and ISO Options to Participants, the grant thereof and Stock Option Agreements relating thereto will be made separately and totally independent of each other. Except as it relates to the total number of shares of Stock which may be issued under the Plan, the grant or exercise of a Stock Option or SARs shall in no manner affect the grant and exercise of any ISO Options. Similarly, the grant and exercise of any ISO Option shall in no manner affect the grant and exercise of any Stock Option or SARs.

1.15 Grants of Options and Stock Option Agreement. Each Stock Option, ISO Option and/or SAR granted under this Plan shall be evidenced by the minutes of a meeting of the Committee or by the written consent of the Committee and by a written Stock Option Agreement effective on the date of grant and executed by the Company and the Participant. Each Option granted hereunder shall contain such terms, restrictions and conditions as the Committee may determine, which terms, restrictions and conditions may or may not be the same in each case.

1.16 Use of Proceeds. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options granted under the Plan shall be added to the Company's general funds and used for general corporate purposes.

1.17 Non-Transferability of Options. Except as otherwise herein provided, any Option or SAR granted shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Participant, only by him or her. More particularly (but without limiting the generality of the foregoing), the Option and/or SAR may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option and/or SAR contrary to the provisions hereof shall be null and void and without effect.

1.18 Additional Documents on Death of Participant. No transfer of an Option and/or SAR by the Participant by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice and an unauthenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the successor to the Option and/or SAR of the terms and conditions of such Option and/or SAR.

1.19 Changes in Employment. So long as the Participant shall continue to be an employee or consultant of the Company or any one of its subsidiaries, any Option granted to him shall not be affected by any change of duties or position. Nothing in the Plan or in any Stock Option Agreement which relates to the Plan shall confer upon any Participant any right to continue in the employ as an employee or consultant of the Company or of any of its subsidiaries, or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment or consulting arrangement at any time.

1.20 Shareholder Rights. No Participant shall have a right as a shareholder with respect to any shares of Stock subject to an Option prior to the purchase of such shares of Stock by exercise of the Option.

1.21 Right to Exercise Upon Company Ceasing to Exist. Where dissolution or liquidation of the Company or any merger consolidation or combination in which the Company is not the surviving corporation occurs, the Participant shall have the right immediately prior to such dissolution, liquidation, merger, consolidation or combination, as the case may be, to exercise, in whole or in part, his then remaining Options whether or not then exercisable, but limited to that number of shares that can be acquired without causing the Participant to have an "excess parachute payment" as determined under Section 280G of the Code determined by taking into account all of Participant's "parachute payments" determined under Section 280G of the Code. Provided, the foregoing notwithstanding, after the Participant has been afforded the opportunity to exercise his then remaining Options as provided in this Section 1.21, and to the extent such Options are not timely exercised as provided in this Section 1.21, then, the terms and provisions of this Plan and any Stock Option Agreement will thereafter continue in effect, and the Participant will be entitled to exercise any such remaining and unexercised Options in accordance with the terms and provisions of this Plan and such Stock Option Agreement as such Options thereafter become exercisable. Provided further, that for the purposes of this
Section 1.21, if any merger, consolidation or combination occurs in which the Company is not the surviving corporation and is the result of a mere change in the identity, form, or place of organization of the Company accomplished in accordance with Section 368(a)(1)(F) of the Code, then, such event shall not cause an acceleration of the exercisability of any such Options granted hereunder.

1.22 Assumption of Outstanding Options and SARs. To the extent permitted by the then applicable provisions of the Code, any successor to the Company succeeding to, or assigned the business of, the Company as the result of or in connection with a corporate merger, consolidation, combination, reorganization or liquidation transaction shall assume Options and SARs outstanding under the Plan or issue new Options and/or SARs in place of outstanding Options and/or SARs under the Plan.

                                   ARTICLE II

                       Terms of Stock Options and Exercise

2.1 General Terms.

      (a) Grant and Terms for Stock Options. Stock Options shall be granted by the Committee on the following terms and conditions: No Stock Option shall be exercisable within three months from the date of grant (except as specifically provided in Subsection 2.l(c) hereof, with regard to the death or Disability of a Participant), nor after December 31, 2010. Subject to such limitation, the Committee shall have the discretion to fix the period (the "Option Period") during which any Stock Option may be exercised. Stock Options granted shall not be transferable except by will or by the laws of descent and distribution, Stock Options shall be exercisable only by the Participant while actively employed as an employee or a consultant by the Company or a subsidiary, except that (i) any such Stock Option granted and which is otherwise exercisable, may be exercised by the personal representative of a deceased Participant within 12 months after the death of such Participant (but not beyond the Option Period of such Stock Option), (ii) if a Participant terminates his employment as an employee or a consultant with the Company or a subsidiary on account of Retirement, such Participant may exercise any Stock Option which is otherwise exercisable at any time within three months of such date of termination and (iii) if a Participant terminates his employment as an employee or a consultant with the Company or a subsidiary on account of incurring a Disability, such Participant may exercise any Stock Option which is otherwise exercisable at any time within 12 months of such date of termination. If a Participant should die during the applicable three-month or 12-month period following the date of such Participant's Retirement or termination on account of Disability, the rights of the personal representative of such deceased Participant as such relate to any Stock Options granted to such deceased Participant shall be governed in accordance with Subsection 2.1(a)(i) of this Article II.

      (b) Option Price. The option price ("Option Price") for shares of Stock subject to a Stock Option shall be determined by the Committee, but in no event shall the Option Price of an ISO be less than 100% of the "fair market value" of the Stock on the date of grant and in no event shall the Option Price of Stock Options be less than 85% of the "fair market value" of the Stock on the date of grant.

      (c) Acceleration of Otherwise Unexercisable Stock Option on Retirement, Death, Disability or Other Special Circumstances. The Committee, in its sole discretion, may permit (i) a Participant who terminates employment as an employee or a consultant due to Retirement, (ii) a Participant who terminates employment as an employee or a consultant due to a Disability, (iii) the personal representative of a deceased Participant, or (iv) any other Participant who terminates employment as an employee or a consultant upon the occurrence of special circumstances (as determined by the Committee) to exercise and purchase (within three months of such date of termination of employment or consulting arrangement, or 12 months in the case of a deceased or disabled Participant; all or any part of the shares subject to Stock Option on the date of the Participant's Retirement, Disability, death, or as the Committee otherwise so determines, notwithstanding that all installments, if any, with respect to such Stock Option, had not accrued on such date. Provided, such discretionary authority of the Committee shall not be exercised with respect to any Stock Option (or portion thereof) if the applicable three-month waiting period for exercise had not expired except in the event of the death or disability of the Participant when the personal representative of the deceased Participant or the disabled Participant may, with the consent of the Committee, exercise such Stock Option notwithstanding the fact that the applicable three-month waiting period had not yet expired.

      (d) Number of Stock Options Granted. Participants may be granted more than one Stock Option. In making any such determination, the Committee shall obtain the advice and recommendation of the officers of the Company or a subsidiary which have supervisory authority over such Participants. The granting of a Stock Option under the Plan shall not affect any outstanding Stock Option previously granted to a Participant under the Plan.

      (e) Notice of Exercise of Stock Option. Upon exercise of a stock option, a Participant shall give written notice to the Secretary of the Company, or other officer designated by the Committee, at the Company's main office in Spain. No Stock shall be issued to any Participant until the Company receives full payment for the Stock purchased, if applicable, and any required state and federal withholding taxes.

                                   ARTICLE III

                                      SARs

3.1 General Terms.

      (a) Grant and Terms of SARs. The Committee, when comprised of three or more Directors all of whom are Disinterested Directors, may grant SARs to Participants in connection with Stock Options or ISO Options granted under the Plan. SARs shall not be exercisable (i) at such time that the Committee is comprised of less than three Disinterested Directors or is not comprised solely of Disinterested Directors, (ii) earlier than six months from the date of grant except as specifically provided in Subsection 3.l(b) hereof in the case of the death or Disability of a Participant, and (iii) shall terminate at such time as the Committee determines and shall be exercised only upon surrender of the related Stock Option or ISO Option and only to the extent that the related Stock Option or ISO Option (or the portion thereof as to which the SAR is exercisable) is exercised. SARs may be exercised only by the Participant while actively employed as an employee or a consultant by the Company or a subsidiary except that (i) any SARs previously granted to a Participant which are otherwise exercisable may be exercised, with the approval of the Committee, by the personal representative of a deceased Participant, even if such death should occur within three months of the date of grant (but not beyond the expiration date of such SAR), and (ii) if a Participant terminates his employment as an employee or a consultant with the Company or a subsidiary, as the case may be, on account of Retirement or incurring a Disability, such Participant may exercise any SARs which are otherwise exercisable, with the approval of the Committee, anytime within three months of the date of the termination by Retirement or within 12 months of termination by Disability. If a Participant should die during the applicable three-month period following the date of such Participant's Retirement or during the applicable 12 month period following the date of termination on account of Disability, the rights of the personal representative of such deceased Participant as such relate to any SARs granted to such deceased Participant shall be governed in accordance with (i) of the second sentence of this Subsection 3.l(a) of this Article III. The applicable SAR shall (i) terminate upon the termination of the underlying Stock Option or ISO Option, as the case may be, (ii) only be transferable at the same time and under the same conditions as the underlying Stock Option or ISO Option is transferable, (iii) only be exercised when the underlying Stock Option or ISO Option is exercised, and (iv) may be exercised only if there is a positive spread between the Option Price or ISO Price, as applicable and the "fair market value" of the Stock for which the SAR is exercised.

      (b) Acceleration of Otherwise Unexercisable SARs on Retirement, Death, Disability or Other Special Circumstances. The Committee, in its sole discretion, may permit (i) a Participant who terminates employment as an employee or a consultant with the Company or a subsidiary due to Retirement,
(ii) a Participant who terminates employment as an employee or a consultant with the Company or a subsidiary due to a Disability, (iii) the personal representative of such deceased Participant, or (iv) any other Participant who terminates employment as an employee or a consultant with the Company or a subsidiary upon the occurrence of special circumstances (as determined by the Committee) to exercise (within three months of such date of termination of such employment or 12 months in the case of a disabled or deceased Participant) all or any part of any such SARs previously granted to such Participant as of the date of such Participant's Retirement, Disability, death, or as the Committee otherwise so determines, notwithstanding that all installments, if any with respect to such SARs, had not accrued on such date. Provided, such discretionary authority of the Committee may not be exercised with respect to any SAR (or portion thereof if the applicable three-month waiting period for exercise had not expired as of such date, except (i) in the event of the Disability of the Participant or (ii) the death of the Participant, when such disabled Participant or the personal representative of such deceased Participant may, with the consent of the Committee, exercise such SARs notwithstanding the fact that the applicable three-month waiting period had not yet expired.

      (c) Form of Payment of SARs. The Participant may request the method and combination of payment upon the exercise of a SAR; however, the Committee has the final authority to determine whether the value of the SAR shall be paid in cash or shares of Stock or both. Upon exercise of a SAR, the holder is entitled to receive the excess amount of the "fair market value" of the Stock (as of the date of exercise) for which the SAR is exercised over the Option Price or ISO Price, as applicable, under the related Stock Option or ISO Option, as the case may be. All applicable federal and state withholding taxes will be paid by the Participant to the Company upon the exercise of a SAR since the excess amount described above will be required to be included within taxable income in accordance with Sections 61 and 83 of the Code.

      (d) Disinterested Directors. As used in this Article III, "Disinterested Directors" shall have the same meaning as the term "disinterested person" set forth in Rule 16b-3(d) under the Securities Exchange Act of 1934, as amended, and shall mean a Director who is not at the time he exercises discretion in administering the Plan eligible, and has not at any time within one year prior thereto been eligible for selection as a person to whom stock may be allocated or to whom stock options or stock appreciation rights may be granted pursuant to the Plan or any other plan of the Company or its affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any of its affiliates; provided, however, that in the event that the definition of "disinterested person" contained in Rule 16b-3 is amended, the term "Disinterested Person" as it is defined herein shall automatically be deemed amended so as to the have the same meaning as the amended term "disinterested person" under Rule 16b-3.

                                   ARTICLE IV

                             Granting of ISO Options

4.1 General. With respect to ISO Options granted on or after the effective date of the Plan the following provisions in this Article IV shall apply to the exclusion of any inconsistent provision in any other Article in this Plan since the ISO Options to be granted under the Plan are intended to qualify as "incentive stock options" as defined in Section 422 of the Code.

4.2 Grant and Terms of ISO Options. ISO Options may be granted only to employees of the Company and any of its subsidiaries. No ISO Options shall be granted to any person who is not eligible to receive "incentive stock options" as provided in Section 422 of the Code. No ISO Options shall be granted to any management employee if, immediately before the grant of an ISO Option, such employee owns more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries (as determined in accordance with the stock attribution rules contained in Section 425(d) of the Code). Provided, the preceding sentence shall not apply if, at the time the ISO Option is granted, the ISO Price is at least 110% of the "fair market value" of the Stock subject to the ISO Option, and such ISO Option by its terms is not exercisable after the expiration of five years from the date such ISO Option is granted.

      (a) ISO Option Price. The option price for shares of Stock subject to an ISO Option ("ISO Price") shall be determined by the Committee, but in no event shall such ISO Price be less than the fair market value of the Stock on the date of grant.

      (b) Annual ISO Option Limitation. The aggregate "fair market value" (determined as of the time the ISO Option is granted) of the Stock with respect to which ISO Options are exercisable for the first time by any Participant during in any calendar year (under all "incentive stock option" plans qualified under Section 422 of the Code sponsored by the Company and its subsidiary corporations) shall not exceed $100,000.

      (c) Terms of ISO Options. ISO Options shall be granted on the following terms and conditions: No ISO Option shall be exercisable within three months from the date of grant (except as specifically provided in Subsection 4.2(d) hereof with regard to the Disability or death of a Participant), nor more than 10 years after the date of grant. The Committee shall have the discretion to fix the period (the "ISO Period") during which any ISO Option may be exercised. ISO Options granted shall not be transferable except by will or by the laws of descent and distribution. ISO Options shall be exercisable only by the Participant while actively employed by the Company or a subsidiary, except that
(i) any such ISO Option granted and which is otherwise exercisable, may be exercised by the personal representative of a deceased Participant within 12 months after the death of such Participant (but not beyond the expiration date of such ISO Option), (ii) if a Participant terminates his employment as an employee with the Company or a subsidiary on account of Retirement, such Participant may exercise any ISO Option which is otherwise exercisable at any time within three months of such date of termination and (iii) if a Participant terminates his employment with the Company or a subsidiary on account of incurring a Disability, such Participant may exercise any ISO Option which is otherwise exercisable at any time within 12 months of such date of termination. If a Participant should die during the applicable three-month or 12 month period following the date of such Participant's Retirement or Disability, then in such event, the rights of the personal representative of such deceased Participant as such relate to any ISO Options granted to such deceased Participant shall be governed in accordance with Subsection 4.1(c) of this Article IV.

      (d) Acceleration of Otherwise Unexercisable ISO Option on Retirement, Death, Disability or Other Special Circumstances. The Committee, in its sole discretion, may permit (i) a Participant who terminates employment as an employee with the Company or a subsidiary due to Retirement, (ii) a Participant who terminates employment as an employee with the Company or a subsidiary due to a Disability, (iii) the personal representative of a deceased Participant, or
(iv) any other Participant who terminates employment as an employee with the Company or a subsidiary upon the occurrence of special circumstances (as determined by the Committee) to exercise and purchase (within three months of such date of termination of employment as an employee or 12 months in the case of a disabled or deceased Participant) all or any part of the shares of Stock subject to ISO Option on the date of the Participant's Retirement, Disability, death, or as the Committee otherwise so determines, notwithstanding that all installments, if any, had not accrued on such date. Provided, such discretionary authority of the Committee may not be exercised with respect to any ISO Option (or portion thereof if the applicable six-month waiting period for exercise had not expired as of such date except in the event of the Disability of the Participant or death of the Participant, when the disabled Participant or the personal representative of such deceased Participant, may, with the consent of the Committee, exercise such ISO Option notwithstanding the fact that the applicable six-month waiting period had not yet expired.

      (e) Number of ISO Options Granted. Subject to the applicable limitations contained in the Plan with respect to ISO Options, Participants may be granted more than one ISO Option. In making any such determination, the Committee shall obtain the advice and recommendation of the officers of the Company or a subsidiary which have supervisory authority over such Participants. The granting of an ISO Option under the Plan shall not affect any outstanding ISO Option previously granted to a Participant under the Plan.

      (f) Notice to Exercise ISO Option. Upon exercise of an ISO Option, a Participant shall give written notice to the Secretary of the Company, or other officer designated by the Committee, at the Company's principal executive offices.

                                    ARTICLE V

                            Options Not Qualifying as
                             Incentive Stock Options

5.1 Non-Qualifying Options. With respect to all or any portion of any option granted under the Plan not qualifying as an "incentive stock option" under
Section 422 of the Code, such option shall be considered as a Stock Option granted under this Plan for all purposes.


                       Teleconnect Inc.


                   By:
                       ----------------------------------------------------
                       Gustavo Gomez, Chief Executive Officer and President

                       Date Plan adopted and approved by the Board of Directors:
                       March 30, 2006

                       Date Plan adopted and approved by the Stockholders:
                       June 1, 2006